EXHIBIT 4.16

                       Debt Settlement Agreements between

                 Baradero Resources Limited, 0724000 BC Ltd. and
                     certain debtholders of 0724000 BC Ltd.
                dated between March 30, 2005 and June 30, 21005.

        THERE ARE THREE DIFFERENT VERSIONS OF DEBT SETTLEMENT AGREEMENTS.


DEBT SETTLEMENT "1." WAS SIGNED BY:

                  Douglas Turnbull - Dated March 30, 2005
                  James L. Harris - Dated March 30, 2005
                  Greg Crowe - Dated March 30, 2005
                  Lindsay Bottomer - Dated March 30, 2005

                  A SCHEDULE "A" FOR EACH SETTING OUT THE PARTICULARS IS ATTACHED AT THE END OF THIS AGREEMENT.

DEBT SETTLEMENT "2." WAS SIGNED BY:

                  Shapur Salem - Dated March 30, 2005
                  Saeedeh Motalebpoor - Dated May 31, 2005
                  Rudy Pinkowski - Dated June 30, 2005
                  Elias Alzin - Dated April 21, 2005
                  Abdolrahim Motalebpoor-Laylabadi - Dated March 30, 2005 143 Investments Ltd. - Dated March 30, 2005

                  A SCHEDULE "A" FOR EACH SETTING OUT THE PARTICULARS IS ATTACHED AT THE END OF THIS AGREEMENT.

DEBT SETTLEMENT "3" WAS SIGNED BY:

                  Eric Feilden - Dated March 30, 2005
                  Shapur Salem - Dated March 30, 2005

                  A SCHEDULE "A" FOR EACH SETTING OUT THE PARTICULARS IS ATTACHED AT THE END OF THIS AGREEMENT.

                               DEBT SETTLEMENT 1.

                     Douglas Turnbull - Dated March 30, 2005
                     James L. Harris - Dated March 30, 2005
                     Greg Crowe - Dated March 30, 2005
                     Lindsay Bottomer - Dated March 30, 2005

THIS DEBT SETTLEMENT AGREEMENT made as of the 30th day of March, 2005.


AMONG:

             BARADERO RESOURCES LIMITED., a company having an office at 1305 - 1090 West Georgia Street, Vancouver, BC V6E 3V7

             ("Baradero")

AND:

             MAGELLAN GOLD CORP. (TO BE RENAMED "CENTRASIA MINING CORP."), a company having an office at 300 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9

             ("Centrasia")

AND:

             INSERT NAME AND ADDRESS (Address is confidential)

             (the "Creditor")

WHEREAS:

A. Centrasia is indebted to the Creditor in the amount (the "Principal Amount") plus accrued interest (the "Interest Amount") as set out in Schedule "A" attached hereto. The Principal Amount and the Interest Amount are collectively, the "Debt".

B. Baradero, Centrasia and all of the shareholders of Centrasia intend to enter into a share purchase agreement, pursuant to which Baradero will agree to purchase all of the issued and outstanding shares (the "Centrasia Shares") of Centrasia in consideration for common shares of Baradero, such agreement as amended from time to time being herein referred to as the "Share Purchase Agreement". The common shares of Baradero are listed for trading on the TSX Venture Exchange (the "Exchange"), and the purchase of the Centrasia Shares will constitute a reverse take-over (the "RTO") under the policies of the Exchange.

C. It is a condition precedent of the Share Purchase Agreement that, on or before the closing (the "Effective Date") of the RTO, Baradero will purchase the Debt from the Creditor in consideration for the repayment of the Principal Amount in common shares of Baradero (the "Baradero Shares") and the payment of the Interest Amount in cash, in the amounts as set out in Schedule "A" attached hereto.

D.        Each Baradero Share will be issued at a deemed price of Cdn$0.20.

E. Baradero's obligation to complete the transactions contemplated by this Agreement will be subject to the concurrent completion of the RTO.

F. The Creditor is prepared to accept the issuance of the Baradero Shares in full satisfaction of the Principal Amount, and a cash payment with respect to the full satisfaction of the Interest Amount.

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                                        2


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual premises contained herein and other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged) the parties hereto agree as follows:

ACKNOWLEDGEMENT OF DEBT

1. Centrasia acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

PURCHASE OF DEBT

2. On the Effective Date, the Creditor will sell, assign and transfer all of its estate, right, title and interest in and to the Debt, as set out in Schedule "A" attached hereto, and all benefit and advantage to be derived therefrom, to Baradero.

3. On the Effective Date, Baradero agrees to purchase the Debt and all of the Creditor's estate, right, title and interest in and to the Debt in consideration for the issuance of Baradero Shares in payment of the Principal Amount and payment in cash with respect to the payment of the Interest Amount, in the amounts as set out in Schedule "A" attached hereto.

4. On the Effective Date, Centrasia hereby agrees to assume, observe, perform, discharge and satisfy all duties, obligations, covenants, terms, conditions and liabilities with respect to the Debt to be observed, performed, discharged and satisfied by Centrasia as if Baradero had been the original lender in the place and stead of the Creditor.

REPAYMENT OF DEBT

5. Upon the Effective Date, Baradero will allot and issue the Baradero Shares to the Creditor, in the amounts as set out in Schedule "A" attached hereto, in full and final settlement and satisfaction of the Principal Amount.

6. Upon issuance, the Baradero Shares will be fully paid and non-assessable common shares in the capital of Baradero.

7. On the Effective Date, Baradero will pay to the Creditor all interest accrued to the Effective Date pursuant to the terms of this Agreement as set out in Schedule "A" in cash or by cheque or money order.

8. On delivery by Baradero to the Creditor of certificates representing the Baradero Shares in respect of payment of the Principal Amount, and payment in cash of the Interest Amount in accordance with the provisions of this Agreement, the Debt due to the Creditor will be fully satisfied and extinguished and the Creditor will release and forever discharge Centrasia and Baradero and its respective directors, officers and employees from any and all obligations relating to the Debt.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CREDITOR

9. The Creditor represents and warrants to Baradero that:

     (a) he, she or it is resident in the jurisdiction set out as the Creditor's address on the face page of this Agreement, which address is the residence or place of business of the Creditor, and that


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                                        3


          such address was not obtained or used solely for the purpose of acquiring the Baradero Shares;

     (b) the Debt is beneficially owned by the Creditor as set forth in the recitals to this Agreement, free and clear of all trade restrictions, liens, charges or encumbrances of any kind whatsoever;

     (c) except as is provided for by operation of this Agreement, there are no options, shareholder or other agreements, or other rights of any kind whatsoever to acquire all or any part of the Debt from the Creditor or any interest in the Debt or which in any way encumbers all or any of the Creditor's rights to the Debt;

     (d) he, she or it has good and sufficient right and authority to enter into this Agreement and to carry out his, her or its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement on him, her or it enforceable against him, her or it in accordance with its terms and conditions;

     (e) to the extent that they might prevent him, her or it from meeting his, her or its obligations under this Agreement, there are no outstanding actions, litigation, arbitration proceedings, suits, judgments, investigations, enforcement of security proceedings, bankruptcy, insolvency or receivership proceedings or other proceedings of any kind whatsoever including, without limitation, divorce, separation, support, maintenance or division of asset proceedings if such Creditor is a natural person, against or affecting him, her or it at law or in equity or before or by any person or entity or by any federal, provincial, state, municipal or other government department, commission, board, bureau or agency of any kind whatsoever nor are there, to the best of his, her or its knowledge, any pending or threatened;

     (f) the execution and delivery of this Agreement and the performance of his, her or its obligations under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default, under any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which he, she or it is a party or by which he, she or it is bound, or any judgment or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which he, she or it is bound;

     (g) the Creditor has not incurred any liability for brokers' or finder's fees of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement;

     (h) the Creditor is acquiring the Baradero Shares as principal for its own account and not for the benefit of any other person;

     (i) the Creditor, if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, will execute, deliver and file and otherwise assist Baradero in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Baradero Shares; and

     (j) the Baradero Shares are not being purchased by the Creditor as a result of any material information concerning Baradero that has not been publicly disclosed and the Creditor's decision to acquire the Baradero Shares has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of Baradero or any other person and is based entirely upon currently available public information concerning Baradero.

10. The Creditor understands and acknowledges that it is making the representations, warranties and agreements contained herein with the intent that they may be relied upon by Baradero in determining its eligibility hereunder to acquire the Baradero Shares, and agree that such representations and warranties are true, accurate and correct and will survive the execution and delivery of this Agreement and the Effective Date.

CONDITIONS PRECEDENT

11. Each of the parties obligations under this Agreement including, without limitation, its obligation to close this Agreement, are subject to the concurrent closing of the transactions contemplated by the Share Purchase Agreement and the execution of other debt settlement agreements among Baradero, Centrasia and each of the other creditors of Centrasia.

CLOSING

12. The completion of the transactions contemplated under this Agreement shall be closed at the offices of Axium Law Group, 3350-1055 Dunsmuir Street, Vancouver, British Columbia at 10:00 a.m. local time in Vancouver, British Columbia (the "Time of Closing") on the Effective Date, or on such other date as the parties may agree upon.

13.  At the Time of Closing on the Effective Date,  Baradero will deliver to the
     Creditor:

     (a) certificates that represent the Baradero Shares as set out in Schedule "A"; and

     (b)  a cheque in payment of the Interest Amount.

RESTRICTIONS ON TRANSFERS

14. The Creditor agrees to only offer to sell, sell or transfer the Baradero Shares in accordance with the terms of this Agreement, the rules of the Exchange and in accordance with applicable securities laws.

15. The Creditor acknowledges and agrees that the Baradero Shares will be subject to such trade restrictions as may be imposed by operation of applicable securities legislation and the rules of the Exchange and that Baradero may be required to legend the certificates representing such securities with those restrictions. This will prevent the Creditor from reselling these securities except in very limited circumstances.

16. The Creditor acknowledges and agrees that some or all of the Baradero Shares may and most probably will be subject to escrow restrictions imposed by the Exchange (the "Escrow Requirement"). The Creditor acknowledges and agrees that the Creditor will abide by whatever Escrow Requirement is imposed by Exchange and that the Creditor will enter into and execute the form of escrow agreement required by the Exchange.

GENERAL PROVISIONS

17.  This Agreement is subject to acceptance by the Exchange.

18.  Time shall be of the essence of this Agreement.

19. The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

20. If any provision of this Agreement is found to be invalid, such provision shall be severable without invalidating the remaining provisions of this Agreement.

21. Any schedules to this Agreement shall be construed as an integral part of this Agreement.

22. This Agreement will be governed by and construed in accordance with the of the Province of British Columbia.

23. All references herein to dollar amounts shall, unless otherwise specified, be deemed to be references to Canadian funds.

24. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as applicable.

25. This Agreement constitutes the entire agreement among Baradero, Centrasia Centrasia and the Creditor and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the Debt and the Baradero Shares to be issued hereunder, and there are no warranties, representations, terms, conditions or collateral agreements, express or implied or statutory, other than expressly set forth in this Agreement.

26. This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement and be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.


BARADERO RESOURCES LIMITED


Per:   /s/ NICK DEMARE
      ------------------------
      Authorized Signatory


CENTRASIA MINING CORP.


Per:    /s/  JAMES HARRIS
      -------------------------
      Authorized Signatory



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                                        6



SIGNED, SEALED & DELIVERED                )
INSERT NAME                               )
in the presence of:                       )
                                          )
/s/                                       )      /s/
---------------------------------------   )     ------------------------------
Signature of Witness                      )      INSERT NAME
                                          )
Name:                                     )
       ---------------------------------  )
                                          )
Address:                                  )
          ------------------------------  )
                                          )
Occupation:                               )
           -----------------------------  )


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                                        7

                                  SCHEDULE "A"

                                OUTSTANDING DEBT




NAME AND ADDRESS OF CREDITOR:                DOUGLAS TURNBULL
                                             (Insert Address)
                                             (Address is Confidential)




DATE OF LOAN:                                         AUGUST 18, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $5,000
                                             -----------------------------------

INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                             25,000
                                             -----------------------------------


INTEREST  TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM  UNTIL
THE  EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $1.37 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT




NAME AND ADDRESS OF CREDITOR:                JAMES L. HARRIS
                                             (Insert Address)
                                             (Address is Confidential)




DATE OF LOAN:                                         OCTOBER 4, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $5,000
                                             -----------------------------------

INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        25,000
                                             -----------------------------------


INTEREST  TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM  UNTIL
THE  EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $1.37 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT




NAME AND ADDRESS OF CREDITOR:                GREG CROWE
                                             (Insert Address)
                                             (Address is Confidential)




DATE OF LOAN:                                         October 21, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $5,000
                                             -----------------------------------

INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                             25,000
                                             -----------------------------------


INTEREST  TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM  UNTIL
THE  EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $1.37 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT




NAME AND ADDRESS OF CREDITOR:                LINDSAY BOTTOMER
                                             (Insert Address)
                                             (Address is Confidential)




DATE OF LOAN:                                         AUGUST 18, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $5,000
                                             -----------------------------------

INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                             25,000
                                             -----------------------------------



INTEREST  TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM  UNTIL
THE  EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $1.37 PER DAY.

                                DEBT SETTLEMENT 2.


                  Shapur Salem - Dated March 30, 2005
                  Saeedeh Motalebpoor - Dated May 31, 2005
                  Rudy Pinkowski - Dated June 30, 2005
                  Elias Alzin - Dated April 21, 2005
                  Abdolrahim Motalebpoor-Laylabadi - Dated March 30, 2005 143 Investments Ltd. - Dated March 30, 2005

THIS DEBT SETTLEMENT AGREEMENT made as of the ______ day of ________, 2005.


AMONG:

          BARADERO RESOURCES LIMITED., a company having an office at 1305 - 1090 West Georgia Street, Vancouver, BC V6E 3V7

          ("Baradero")

AND:

l MAGELLAN GOLD CORP. (TO BE RENAMED "CENTRASIA MINING CORP."), a company having an office at 300 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9

          ("Centrasia")

AND:      INSERT NAME AND ADDRESS (Address is confidential)

          (the "Creditor")

WHEREAS:

A. Centrasia is indebted to the Creditor in the amount (the "Principal Amount") plus accrued interest (the "Interest Amount") as set out in Schedule "A" attached hereto. The Principal Amount and the Interest Amount are collectively, the "Debt".

B. Baradero, Centrasia and all of the shareholders of Centrasia intend to enter into a share purchase agreement, pursuant to which Baradero will agree to purchase all of the issued and outstanding shares (the "Centrasia Shares") of Centrasia in consideration for common shares of Baradero, such agreement as amended from time to time being herein referred to as the "Share Purchase Agreement". The common shares of Baradero are listed for trading on the TSX Venture Exchange (the "Exchange"), and the purchase of the Centrasia Shares will constitute a reverse take-over (the "RTO") under the policies of the Exchange.

C. It is a condition precedent of the Share Purchase Agreement that, on or before the closing (the "Effective Date") of the RTO, Baradero will purchase the Debt from the Creditor in consideration for the repayment of the Principal Amount in Units of Baradero (as defined below) and the payment of the Interest Amount in cash, in the amounts as set out in Schedule "A" attached hereto.

D. Each Unit will be issued at a deemed price of Cdn$0.20 and consist of one common share in the capital of Baradero (a "Share") and one common share purchase warrant of Baradero (a "Warrant"). One Warrant will entitle the holder to purchase one additional common share (a "Warrant Share") at an exercise price of $0.40 per Warrant Share for a period of two years from the date of issuance.

E. Baradero's obligation to complete the transactions contemplated by this Agreement will be subject to the concurrent completion of the RTO.



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                                       2



F. The Creditor is prepared to accept the issuance of the Units in full satisfaction of the Principal Amount, and a cash payment with respect to the full satisfaction of the Interest Amount.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual premises contained herein and other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged) the parties hereto agree as follows:

ACKNOWLEDGEMENT OF DEBT

1. Centrasia acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

PURCHASE OF DEBT

2. On the Effective Date, the Creditor will sell, assign and transfer all of its estate, right, title and interest in and to the Debt, as set out in Schedule "A" attached hereto, and all benefit and advantage to be derived therefrom, to Baradero.
3. On the Effective Date, Baradero agrees to purchase the Debt and all of the Creditor's estate, right, title and interest in and to the Debt in consideration for the issuance of Units in payment of the Principal Amount and payment in cash with respect to the payment of the Interest Amount, in the amounts as set out in Schedule "A" attached hereto.
4. On the Effective Date, Centrasia hereby agrees to assume, observe, perform, discharge and satisfy all duties, obligations, covenants, terms, conditions and liabilities with respect to the Debt to be observed, performed, discharged and satisfied by Centrasia as if Baradero had been the original lender in the place and stead of the Creditor.

REPAYMENT OF DEBT

5. Upon the Effective Date, Baradero will allot and issue the Shares and issue the Warrants to the Creditor, in the amounts as set out in Schedule "A" attached hereto, in full and final settlement and satisfaction of the Principal Amount.
6. Upon issuance, the Shares and the Warrant Shares, when issued in accordance with the terms of the Warrants, will be fully paid and non-assessable shares in the capital of Baradero.
7. On the Effective Date, Baradero will pay to the Creditor all interest accrued to the Effective Date pursuant to the terms of this Agreement as set out in Schedule "A" in cash or by cheque or money order.
8. On delivery by Baradero to the Creditor of certificates representing the Shares and the Warrants in respect of payment of the Principal Amount, and payment in cash of the Interest Amount in accordance with the provisions of this Agreement, the Debt due to the Creditor will be fully satisfied and extinguished and the Creditor will release and forever discharge Centrasia and Baradero and its respective directors, officers and employees from any and all obligations relating to the Debt.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CREDITOR

9.       The Creditor represents and warrants to Baradero that:

         (a) he, she or it is resident in the jurisdiction set out as the Creditor's address on the face page of this Agreement, which address is the residence or place of business of the Creditor, and that such address was not obtained or used solely for the purpose of acquiring the Units;

         (b) the Debt is beneficially owned by the Creditor as set forth in the recitals to this Agreement, free and clear of all trade restrictions, liens, charges or encumbrances of any kind whatsoever;

         (c) except as is provided for by operation of this Agreement, there are no options, shareholder or other agreements, or other rights of any kind whatsoever to acquire all or any part of the Debt from the Creditor or any interest in the Debt or which in any way encumbers all or any of the Creditor's rights to the Debt;

         (d) he, she or it has good and sufficient right and authority to enter into this Agreement and to carry out his, her or its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement on him, her or it enforceable against him, her or it in accordance with its terms and conditions;

         (e) to the extent that they might prevent him, her or it from meeting his, her or its obligations under this Agreement, there are no outstanding actions, litigation, arbitration proceedings, suits, judgments, investigations, enforcement of security proceedings, bankruptcy, insolvency or receivership proceedings or other proceedings of any kind whatsoever including, without limitation, divorce, separation, support, maintenance or division of asset proceedings if such Creditor is a natural person, against or affecting him, her or it at law or in equity or before or by any person or entity or by any federal, provincial, state, municipal or other government department, commission, board, bureau or agency of any kind whatsoever nor are there, to the best of his, her or its knowledge, any pending or threatened;

         (f)      the  execution   and  delivery  of  this   Agreement  and  the
                  performance of his, her or its obligations under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default, under any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which he, she or it is a party or by which he, she or it is bound, or any judgment or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which he, she or it is bound;

         (g) the Creditor has not incurred any liability for brokers' or finder's fees of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement;

         (h) the Creditor is acquiring the Units as principal for its own account and not for the benefit of any other person;

         (i) the Creditor, if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, will execute, deliver and file and otherwise assist Baradero in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Units; and

         (j) the Units are not being purchased by the Creditor as a result of any material information concerning Baradero that has not been publicly disclosed and the Creditor's decision to acquire the Units has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of Baradero or any other person and is based entirely upon currently available public information concerning Baradero.


10. The Creditor understands and acknowledges that it is making the representations, warranties and agreements contained herein with the intent that they may be relied upon by Baradero in determining its eligibility hereunder to acquire the Units, and agree that such representations and warranties are true, accurate and correct and will survive the execution and delivery of this Agreement and the Effective Date.

CONDITIONS PRECEDENT

11. Each of the parties obligations under this Agreement including, without limitation, its obligation to close this Agreement, are subject to the concurrent closing of the transactions contemplated by the Share
         Purchase Agreement and the execution of other debt settlement agreements among Baradero, Centrasia and each of the other creditors of Centrasia.

CLOSING

12. The completion of the transactions contemplated under this Agreement shall be closed at the offices of Axium Law Group, 3350-1055 Dunsmuir Street, Vancouver, British Columbia at 10:00 a.m. local time in Vancouver, British Columbia (the "Time of Closing") on the Effective Date, or on such other date as the parties may agree upon.

13. At the Time of Closing on the Effective Date, Baradero will deliver to the Creditor:

         (a) certificates that represent the Shares and Warrants as set out in Schedule "A"; and

         (b)      a cheque in payment of the Interest Amount.


RESTRICTIONS ON TRANSFERS

14. The Creditor agrees to only offer to sell, sell or transfer the Shares and Warrant Shares in accordance with the terms of this Agreement, the rules of the Exchange and in accordance with applicable securities laws.

15. The Creditor acknowledges and agrees that the Shares, Warrants and any Warrant Shares issued upon exercise of the Warrants, as the case may be, will be subject to such trade restrictions as may be imposed by operation of applicable securities legislation and the rules of the Exchange and that Baradero may be required to legend the certificates representing such securities with those restrictions. This will prevent the Creditor from reselling these securities except in very limited circumstances.

16. The Creditor acknowledges and agrees that some or all of the Shares, Warrants and Warrant Shares may be subject to escrow restrictions imposed by the Exchange (the "Escrow Requirement"). The Creditor acknowledges and agrees that the Creditor will abide by whatever Escrow Requirement is imposed by Exchange and that the Creditor will enter into and execute the form of escrow agreement required by the Exchange.

GENERAL PROVISIONS

17.      This Agreement is subject to acceptance by the Exchange.

18.      Time shall be of the essence of this Agreement.

19. The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

20.      If any  provision  of this  Agreement  is  found  to be  invalid,  such
         provision  shall  be  severable  without   invalidating  the  remaining
         provisions of this Agreement.

21. Any schedules to this Agreement shall be construed as an integral part of this Agreement.

22. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia.

23. All references herein to dollar amounts shall, unless otherwise specified, be deemed to be references to Canadian funds.

24. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as applicable.

25.      This  Agreement   constitutes  the  entire  agreement  among  Baradero,
         Centrasia and the Creditor and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the Debt and the Units to be issued hereunder, and there are no warranties, representations, terms, conditions or collateral agreements, express or implied or statutory, other than expressly set forth in this Agreement.

26. This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement and be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.


BARADERO RESOURCES LIMITED


Per:  /s/ Nick DeMare
      ---------------------------
      Authorized Signatory




CENTRASIA MINING CORP.

Per:   /s/ James Harris
      ---------------------------
      Authorized Signatory


SIGNED, SEALED & DELIVERED       )
by INSERT NAME                   )
in the presence of:              )
                                 )
_______________________________  )                _____________________________
Signature of Witness             )                INSERT NAME
                                 )
Name:  ________________________  )
                                 )
Address:  _____________________  )
                                 )
Occupation:  __________________  )
                                 )

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                SHUPER SALEM
                                             (Insert Address)
                                             (Address is Confidential)



DATE OF LOAN:                                         MARCH 3, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $55,992.50
                                             -----------------------------------



INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        279,963
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 279,963
                                             -----------------------------------


INTEREST TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM UNTIL
THE EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $15.34 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                SAEEDEH MOTALEBPOOR
                                             (Insert Address)
                                             (Address is Confidential)



DATE OF LOAN:                                         MAY 31, 2005
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $7,500
                                             -----------------------------------



INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        37,500
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 37,500
                                             -----------------------------------


INTEREST TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM UNTIL
THE EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $2.05 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                RUDY PINKOWSKI
                                             (Insert Address)
                                             (Address is Confidential)



DATE OF LOAN:                                         JUNE 30, 2005
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $8,317.50
                                             -----------------------------------



INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        41,587
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 41,587
                                             -----------------------------------


INTEREST TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM UNTIL
THE EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $2.05 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                ELIAS ALZIN
                                             (Insert Address)
                                             (Address is Confidential)



DATE OF LOAN:                                         APRIL 21, 2005
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $7,500
                                             -----------------------------------



INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        37,500
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 37,500
                                             -----------------------------------


INTEREST TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM UNTIL
THE EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $2.05 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                ABDOLRAHIM MOTALEBPOOR-LAYLABADI
                                             (Insert Address)
                                             (Address is Confidential)


--------------------------------------------------------------------------------
                                AMOUNT OF LOAN                 PER DIEM INTEREST
DATE OF LOAN               (THE "PRINCIPAL AMOUNT")           (AT 10% PER ANNUM)
--------------------------------------------------------------------------------

DECEMBER 12, 2004       US $40,000 EQUAL TO CDN $48,932             CDN $13.41

JANUARY 1, 2005         US $40,000 EQUAL TO CDN $48,000             CDN $13.15

FEBRUARY 25, 2005       US $25,000 EQUAL TO CDN $30,990              CDN $8.49
--------------------------------------------------------------------------------

TOTAL:                 US $105,000 EQUAL TO CDN$127,922
--------------------------------------------------------------------------------


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        639,610
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 639,610
                                             -----------------------------------

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                143 INVESTMENTS LTD.
                                             (Insert Address)
                                             (Address is Confidential)



DATE OF LOAN:                                         JUNE 8, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $50,000
                                             -----------------------------------



INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM


                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        250,000
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 250,000
                                             -----------------------------------


INTEREST TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM UNTIL
THE EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $13.70 PER DAY.

                                DEBT SETTLEMENT 3.

                          Eric Feilden - Dated March 30, 2005
                          Shapur Salem - Dated March 30, 2005

THIS DEBT SETTLEMENT AGREEMENT made as of the 30th day of March, 2005.


AMONG:

         BARADERO RESOURCES LIMITED., a company having an office at 1305 - 1090 West Georgia Street, Vancouver, BC V6E 3V7

         ("Baradero")

AND:

         MAGELLAN GOLD CORP. (TO BE RENAMED "CENTRASIA MINING CORP."), a company having an office at 300 - 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9

         ("Centrasia")

AND:

         INSERT NAME AND ADDRESS [Address is confidential information]

         (the "Creditor")

WHEREAS:

A. Pursuant to a confidential private placement subscription agreement (the "Subscription Agreement") between Centrasia and the Creditor dated on or around November 9, 2004 the Creditor subscribed for shares of preferred stock (the "Shares") of Centrasia. The Creditor advanced the subscription proceeds to Centrasia as an interest bearing loan pending a change in Centrasia's authorized share capital structure to allow the issuance of the Shares. Centrasia did not issue the Shares to the Creditor.

B. Centrasia is indebted to the Creditor in the amount (the "Principal Amount") plus accrued interest (the "Interest Amount") as set out in Schedule "A" attached hereto. The Principal Amount and the Interest Amount are collectively, the "Debt".

C. Baradero, Centrasia and all of the shareholders of Centrasia intend to enter into a share purchase agreement, pursuant to which Baradero will agree to purchase all of the issued and outstanding shares (the "Centrasia Shares") of Centrasia in consideration for common shares of Baradero, such agreement as amended from time to time being herein referred to as the "Share Purchase Agreement". The common shares of Baradero are listed for trading on the TSX Venture Exchange (the "Exchange"), and the purchase of the Centrasia Shares will constitute a reverse take-over (the "RTO") under the policies of the Exchange.

D. It is a condition precedent of the Share Purchase Agreement that, on or before the closing (the "Effective Date") of the RTO, Baradero will purchase the Debt from the Creditor in consideration for the repayment of the Principal Amount in Units of Baradero (as defined below) and the payment of the Interest Amount in cash, in the amounts as set out in Schedule "A" attached hereto.

E. Each Unit will be issued at a deemed price of Cdn$0.20 and consist of one common share in the capital of Baradero (a "Share") and one common share purchase warrant of Baradero (a "Warrant"). One Warrant will entitle the holder to purchase one additional common share (a "Warrant Share") at an exercise price of $0.40 per Warrant Share for a period of two years from the date of issuance.

F. Baradero's obligation to complete the transactions contemplated by this Agreement will be subject to the concurrent completion of the RTO.

G. The Creditor is prepared to accept the issuance of the Units in full satisfaction of the Principal Amount, and a cash payment with respect to the full satisfaction of the Interest Amount.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual premises contained herein and other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged) the parties hereto agree as follows:

ACKNOWLEDGEMENT OF DEBT

1. Centrasia acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

PURCHASE OF DEBT

2. On the Effective Date, the Creditor will sell, assign and transfer all of its estate, right, title and interest in and to the Debt, as set out in Schedule "A" attached hereto and in the Subscription Agreement, and all benefit and advantage to be derived therefrom, to Baradero.

3. On the Effective Date, Baradero agrees to purchase the Debt and all of the Creditor's estate, right, title and interest in and to the Debt in consideration for the issuance of Units in payment of the Principal Amount and payment in cash with respect to the payment of the Interest Amount, in the amounts as set out in Schedule "A" attached hereto.

4. On the Effective Date, Centrasia hereby agrees to assume, observe, perform, discharge and satisfy all duties, obligations, covenants, terms, conditions and liabilities contained in the Subscription Agreement to be observed, performed, discharged and satisfied by Centrasia as if Baradero had been originally named as the Creditor thereto in the place and stead of the Creditor.

REPAYMENT OF DEBT

5. Upon the Effective Date, Baradero will allot and issue the Shares and issue the Warrants to the Creditor, in the amounts as set out in Schedule "A" attached hereto, in full and final settlement and satisfaction of the Principal Amount.

6. Upon issuance, the Shares and the Warrant Shares, when issued in accordance with the terms of the Warrants, will be fully paid and non-assessable shares in the capital of Baradero.

7. On the Effective Date, Baradero will pay to the Creditor all interest accrued to the Effective Date pursuant to the terms of this Agreement as set out in Schedule "A" in cash or by cheque or money order.

8. On delivery by Baradero to the Creditor of certificates representing the Shares and the Warrants in respect of payment of the Principal Amount, and payment in cash of the Interest Amount in accordance with the provisions of this Agreement, the Debt due to the Creditor will be fully satisfied and extinguished and the Creditor will release and forever discharge Centrasia and Baradero and its respective directors, officers and employees from any and all obligations relating to the Debt.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CREDITOR

9.       The Creditor represents and warrants to Baradero that:

         (a) he, she or it is resident in the jurisdiction set out as the Creditor's address on the face page of this Agreement, which address is the residence or place of business of the Creditor, and that such address was not obtained or used solely for the purpose of acquiring the Units;

         (b) the Debt is beneficially owned by the Creditor as set forth in the recitals to this Agreement, free and clear of all trade restrictions, liens, charges or encumbrances of any kind whatsoever;

         (c) except as is provided for by operation of this Agreement, there are no options, shareholder or other agreements, or other rights of any kind whatsoever to acquire all or any part of the Debt from the Creditor or any interest in the Debt or which in any way encumbers all or any of the Creditor's rights to the Debt;

         (d) he, she or it has good and sufficient right and authority to enter into this Agreement and to carry out his, her or its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement on him, her or it enforceable against him, her or it in accordance with its terms and conditions;

         (e) to the extent that they might prevent him, her or it from meeting his, her or its obligations under this Agreement, there are no outstanding actions, litigation, arbitration proceedings, suits, judgments, investigations, enforcement of security proceedings, bankruptcy, insolvency or receivership proceedings or other proceedings of any kind whatsoever including, without limitation, divorce, separation, support, maintenance or division of asset proceedings if such Creditor is a natural person, against or affecting him, her or it at law or in equity or before or by any person or entity or by any federal, provincial, state, municipal or other government department, commission, board, bureau or agency of any kind whatsoever nor are there, to the best of his, her or its knowledge, any pending or threatened;

         (f)      the  execution   and  delivery  of  this   Agreement  and  the
                  performance of his, her or its obligations under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default, under any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which he, she or it is a party or by which he, she or it is bound, or any judgment or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which he, she or it is bound;

         (g) the Creditor has not incurred any liability for brokers' or finder's fees of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement;

         (h) the Creditor is acquiring the Units as principal for its own account and not for the benefit of any other person;

         (i) the Creditor, if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, will execute, deliver and file and otherwise assist Baradero in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Units; and

         (j) the Units are not being purchased by the Creditor as a result of any material information concerning Baradero that has not been publicly disclosed and the Creditor's decision to acquire the Units has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of Baradero or any other person and is based entirely upon currently available public information concerning Baradero.

10. The Creditor understands and acknowledges that it is making the representations, warranties and agreements contained herein with the intent that they may be relied upon by Baradero in determining its eligibility hereunder to acquire the Units, and agree that such representations and warranties are true, accurate and correct and will survive the execution and delivery of this Agreement and the Effective Date.

CONDITIONS PRECEDENT

11. Each of the parties obligations under this Agreement including, without limitation, its obligation to close this Agreement, are subject to the concurrent closing of the transactions contemplated by the Share
         Purchase Agreement and the execution of other debt settlement agreements among Baradero, Centrasia and each of the other creditors of Centrasia.

CLOSING

12. The completion of the transactions contemplated under this Agreement shall be closed at the offices of Axium Law Group, 3350-1055 Dunsmuir Street, Vancouver, British Columbia at 10:00 a.m. local time in Vancouver, British Columbia (the "Time of Closing") on the Effective Date, or on such other date as the parties may agree upon.
13. At the Time of Closing on the Effective Date, Baradero will deliver to the Creditor:

         (a) certificates that represent the Shares and Warrants as set out in Schedule "A"; and

         (b)      a cheque in payment of the Interest Amount.


RESTRICTIONS ON TRANSFERS

14. The Creditor agrees to only offer to sell, sell or transfer the Shares and Warrant Shares in accordance with the terms of this Agreement, the rules of the Exchange and in accordance with applicable securities laws.

15. The Creditor acknowledges and agrees that the Shares, Warrants and any Warrant Shares issued upon exercise of the Warrants, as the case may be, will be subject to such trade restrictions as may be imposed by operation of applicable securities legislation and the rules of the Exchange and that Baradero may be required to legend the certificates representing such securities with those restrictions. This will prevent the Creditor from reselling these securities except in very limited circumstances.

16. The Creditor acknowledges and agrees that some or all of the Shares, Warrants and Warrant Shares may be subject to escrow restrictions imposed by the Exchange (the "Escrow Requirement"). The Creditor acknowledges and agrees that the Creditor will abide by whatever Escrow Requirement is imposed by Exchange and that the Creditor will enter into and execute the form of escrow agreement required by the Exchange.

GENERAL PROVISIONS

17. Notwithstanding any other agreement between the parties, the parties acknowledge and agree that this Agreement replaces the Subscription Agreement in its entirety, and that upon execution of this Agreement, the Subscription Agreement will be terminated and of no further force and effect.

18.      This Agreement is subject to acceptance by the Exchange.

19.      Time shall be of the essence of this Agreement.

20. The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

21.      If any  provision  of this  Agreement  is  found  to be  invalid,  such
         provision  shall  be  severable  without   invalidating  the  remaining
         provisions of this Agreement.

22. Any schedules to this Agreement shall be construed as an integral part of this Agreement.

23. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia.

24. All references herein to dollar amounts shall, unless otherwise specified, be deemed to be references to Canadian funds.

25. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns, as applicable.

26.      This  Agreement   constitutes  the  entire  agreement  among  Baradero,
         Centrasia and the Creditor and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the Debt and the Units to be issued hereunder, and there are no warranties, representations, terms, conditions or collateral agreements, express or implied or statutory, other than expressly set forth in this Agreement.

27. This Agreement may be executed in several parts in the same form and such parts as so executed shall together constitute one original agreement and be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.



BARADERO RESOURCES LIMITED


Per:  /s/ Nick DeMare
      ---------------------------
      Authorized Signatory




CENTRASIA MINING CORP.

Per:   /s/ James Harris
      ---------------------------
      Authorized Signatory


SIGNED, SEALED & DELIVERED       )
by INSERT NAME                   )
in the presence of:              )
                                 )
_______________________________  )                _____________________________
Signature of Witness             )                INSERT NAME
                                 )
Name:  ________________________  )
                                 )
Address:  _____________________  )
                                 )
Occupation:  __________________  )
                                 )

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                ERIC FEILDEN
                                             (Insert Address)
                                             (Address is Confidential)



DATE OF LOAN:                                         SEPTEMBER 17, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                             CDN $75,000
                                             -----------------------------------



INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM



                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        375,000
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 375,000
                                             -----------------------------------


INTEREST TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM UNTIL
THE EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $20.55 PER DAY.

                                  SCHEDULE "A"

                                OUTSTANDING DEBT


NAME AND ADDRESS OF CREDITOR:                SHAPUR SALEM
                                             (Insert Address)
                                             (Address is Confidential)



DATE OF LOAN:                                         NOVEMBER 9, 2004
                                             -----------------------------------

AMOUNT OF LOAN
(THE "PRINCIPAL AMOUNT"):                      US $40,000 equal to CDN $47,768
                                             -----------------------------------



INTEREST ACCRUES ON THE PRINCIPAL
AMOUNT AT THE RATE OF %10 PER ANNUM



                 CONSIDERATION IN EXCHANGE FOR OUTSTANDING DEBT


NUMBER OF BARADERO SHARES TO BE ISSUED
UPON SATISFACTION OF THE DEBT:                        238,840
                                             -----------------------------------

NUMBER OF BARADERO WARRANTS TO BE
ISSUED UPON SATISFACTION OF THE DEBT:                 238,840
                                             -----------------------------------


INTEREST TO BE PAID IN CASH AT
THE RATE OF 10% PER ANNUM UNTIL
THE EFFECTIVE DATE EQUAL TO THE
RATE OF CDN $13.09 PER DAY.